EX-10.11 13 simp_ex1011.htm PURCHASE ORDERS

EXHIBIT 10.11

Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K

KLENCO
better products
cleaner environment

PURCHASE ORDER

No. : [Redacted]

GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT
#03-07/08/09
SINGAPORE 139951

TEL : 8755 5980 FAX :
Attn :

Your Ref No	:	GQ22072
Terms	:	NET 30 DAYS
Date	:	31/03/2022
Delivery Date	:	
Ref Doc	:	
Page	:	1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		[Redacted]
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		[Redacted]

PAYMENT TERMS : 30% DELIVERY PAYMENT (WITHIN 15 DAYS FROM DATE OF PURCHASE ORDER)
70% POST DELIVERY PAYMENT (WITHIN 15 DAYS FROM DATE OF DELIVERY)
VALIDITY : 60 DAYS
DELIVERY : 6-12 WEEKS UPON RECEIPT OF PURCHASE ORDER

SINGAPORE DOLLAR THREE HUNDRED FIFTY THREE THOUSAND ONE HUNDRED ONLY

Sub-Total	330,000.00
GST 7.00 %	23,100.00
Total	353,100.00

[Redacted]

Approved By : [Redacted]
Requested By : [Redacted]

Acknowledge By :

31/03/2022 10:17:22

E & O.E

Klenco (Singapore) Pte Ltd
18 Gul Crescent, Singapore 629527 . Tel (65) 6862 3388 . Fax (65) 6861 7575 . info@klenco-asia.com . www.klenco-asia.com
Company Registration No: 197100402R
KLENCO products are used in over 20 countries across Asia, the Middle East, Europe and Africa

better products
cleaner environment

PURCHASE ORDER

GAUSSIAN ROBOTICS PTE LTD
71 Ayer Rajah Crescent
#03-07/08/09, Singapore

TEL : 8755 5980 FAX :
Attn :

No. : [Redacted]
Your Ref No :
Terms : NET 30 DAYS
Date : 11/11/2021
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-VAC40	GAUSSIAN AUTONOMOUS VACUUM 40 COMPLETE		UNIT	[Redacted]	[Redacted]		[Redacted]

30% PRE DELIVERY PAYMENT, 70% POST DELIVERY PAYMENT

SINGAPORE DOLLAR TWO HUNDRED THIRTY FIVE THOUSAND FOUR HUNDRED ONLY

Sub-Total	220,000.00
GST 7.00 %	15,400.00
Total	235,400.00

[Redacted]

Approved By : [Redacted]
Requested By : [Redacted]

Acknowledge By :

11/11/2021 16:03:59

E & O.E

Klenco (Singapore) Pte Ltd
18 Gul Crescent, Singapore 629527 . Tel (65) 6862 3388 . Fax (65) 6861 7575 . info@klenco-asia.com . www.klenco-asia.com
Company Registration No: 197100402R
KLENCO products are used in over 20 countries across Asia, the Middle East, Europe and Africa

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax 6225 8340
Business Reg. No. : 197200488G

NO. : [redacted]
DATE : 29/11/2021
PAGE NO. : Page 1 of 2

TO : GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT #03-07/08/09
[redacted]

BUYER : [redacted]

ATTN : JEREMY LI
Phone : 94504657 Fax No :

REQUESTOR : [redacted]
PAYMENT TERM : [redacted]
INCOTERM :

VENDOR QUOTATION NO : QUOTATION NO. GQ21292

Please supply the following items in good order and condition.

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
	Job & JobTask : FS-0380-T000013				
	Cost Center : N569842-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	[redacted]
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		
	Job & JobTask : FS-0380-T000066				
	Cost Center : N730900-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	[redacted]
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		
	Job & JobTask : FS-0380-T000033				
	Cost Center : E469662-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	[redacted]
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		
	Job & JobTask : FS-0380-T000046				
	Cost Center : E486548-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	[redacted]
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		
	Job & JobTask : FS-0380-T000029				
	Cost Center : E528523-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	[redacted]
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		

DELIVERY EXPECTED DATE:

For internal use only

Delivery Date :
G.R.N. No.
Invoice No.
Remark :

System generated - No Signature Required

PURCHASE ORDER

ISS Facility Services Private Limited
No.1 Jalan Kilang Timor #10-00 Pacific Tech Centre
Singapore 159303 Tel: 6227 9711 Fax 6225 8340
Business Reg. No. : 197200488G

NO. : [redacted]
DATE : 29/11/2021
PAGE NO. : Page 2 of 2

ISS ITEM CODE	DESCRIPTION	QUANTITY	UOM	UNIT PRICE	AMOUNT (SGD)
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.	[redacted]	LOT	[redacted]	[redacted]
	Job & JobTask : FS-0380-T000159				
	Cost Center : C179868-NAT012				
R-FA	GAUSSIAN-ECOBOT SCRUBBER 50	[redacted]	LOT	[redacted]	[redacted]
R-FA	GAUSSIAN-2ND YRS COMPREHENSIVE MAINT.		LOT		
R-FA	GAUSSIAN-3RD YRS COMPREHENSIVE MAINT.		LOT		
	REFER TO QUOTATION NO. GQ21292				
	CONTACT PERSON : Mr [redacted]				
	MOBILE: [redacted]				

Pls attach your Delivery Order/Service Report to Tax Invoice.

Total excl.GST	291,000.00

Supplier shall submit the Final Invoice not later than 3 months after Goods and/or Services are supplied. ISS shall have the right to reject any Invoice submitted after this period.

System generated - No Signature Required

KLENCO
better products
cleaner environment

PURCHASE ORDER

No. : [Redacted]

GAUSSIAN ROBOTICS PTE LTD
71 Ayer Rajah Crescent
#03-07/08/09, Singapore

TEL : 8755 5980 FAX :
Attn :

Your Ref No :
Terms : [Redacted]
Date : 11/10/2021
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		[Redacted]
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		[Redacted]

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED SIXTY ONE THOUSAND THREE HUNDRED FIFTY SIX ONLY

Sub-Total	**150,800.00**
GST 7.00 %	**10,556.00**
Total	**161,356.00**

[Redacted]

Approved By : [Redacted]
Requested By : [Redacted]

Acknowledge By :

11/10/2021 17:06:20

E & O.E

Klenco (Singapore) Pte Ltd
18 Gul Crescent, Singapore 629527. Tel (65) 6862 3388. Fax (65) 6861 7575. info@klenco-asia.com. www.klenco-asia.com
Company Registration No: 197100402R
KLENCO products are used in over 20 countries across Asia, the Middle East, Europe and Africa

KLENCO
better products
cleaner environment

PURCHASE ORDER

GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT
#03-07/08/09
SINGAPORE 139951

TEL : 8755 5980 FAX :
Attn :

No. : [Redacted]

Your Ref No : GQ21318
Terms : [Redacted]
Date : 20/12/2021
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		[Redacted]
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		[Redacted]

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED FIFTY SEVEN THOUSAND FIVE HUNDRED FOUR ONLY

Sub-Total	147,200.00
GST 7.00 %	10,304.00
Total	157,504.00

[Redacted]

Approved By : [Redacted]
Requested By : [Redacted]

Acknowledge By :

20/12/2021 11:11:53

E & O.E

Klenco (Singapore) Pte Ltd
18 Gul Crescent, Singapore 629527 . Tel (65) 6862 3388 . Fax (65) 6861 7575 . info@klenco-asia.com . www.klenco-asia.com
Company Registration No: 197100402R
KLENCO products are used in over 20 countries across Asia, the Middle East, Europe and Africa

better products
cleaner environment

PURCHASE ORDER

GAUSSIAN ROBOTICS PTE. LTD.
71 AYER RAJAH CRESCENT
#03-07/08/09
ATTN: MR KEVIN LEE, HP: 8755 5980
kevin@gaussianrobotics.com
TEL : FAX :
Attn :

No. : [Redacted]

Your Ref No :
Terms : CASH
Date : 29/06/2021
Delivery Date : 29/06/2021
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE	UNIT	[Redacted]	[Redacted]		[Redacted]
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)	PC	[Redacted]	[Redacted]		[Redacted]

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED FIFTY THREE THOUSAND SIX HUNDRED FIFTY TWO ONLY

Sub-Total	143,600.00
GST 7.00 %	10,052.00
Total	153,652.00

[Redacted]

Approved By : [Redacted]

Requested By :
Prepared By : Import Admin
Print Count : 1

E & O.E

Klenco (Singapore) Pte Ltd
18 Gul Crescent, Singapore 629527 . Tel (65) 6862 3388 . Fax (65) 6861 7575 . info@klenco-asia.com . www.klenco-asia.com
Company Registration No: 197100402R
KLENCO products are used in over 20 countries across Asia, the Middle East, Europe and Africa

better products
cleaner environment

PURCHASE ORDER

GAUSSIAN ROBOTICS PTE LTD
71 AYER RAJAH CRESCENT
#03-07/08/09
SINGAPORE 139951

TEL : 8755 5980 FAX :
Attn :

No. : [Redacted]
Your Ref No : GQ22001
Terms : [Redacted]
Date : 21/01/2022
Delivery Date :
Ref Doc :
Page : 1 of 1

Item No	Item Code	Description	Dept	UOM	Qty	U/ Price S$	Disc.	Amount S$
1	GSM-SCRUB50	GAUSSIAN AUTONOMOUS SCRUBBER 50 COMPLETE		UNIT	[Redacted]	[Redacted]		[Redacted]
2	GS-C0101051003	AUTO-CHARGING DOCK (V40/S50)		PC	[Redacted]	[Redacted]		[Redacted]

PLEASE ARRANGE DELIVERY

SINGAPORE DOLLAR ONE HUNDRED SIXTY NINE THOUSAND SIXTY ONLY

Sub-Total	158,000.00
GST 7.00 %	11,060.00
Total	169,060.00

[Redacted]

Approved By : [Redacted]
Requested By [Redacted]

Acknowledge By :

21/01/2022 12:38:39

E & O.E

Klenco (Singapore) Pte Ltd
18 Gul Crescent, Singapore 629527 . Tel (65) 6862 3388 . Fax (65) 6861 7575 . info@klenco-asia.com . www.klenco-asia.com
Company Registration No: 197100402R
KLENCO products are used in over 20 countries across Asia, the Middle East, Europe and Africa